UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549


                                    ----------------------

                                           FORM 8-K

                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934


Date of report (Date of earliest event reported)      October 22, 2004
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                               Marsh & McLennan Companies, Inc.
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                      (Exact Name of Registrant as Specified in Charter)



           Delaware                         1-5998                         36-2668272
------------------------------- ----------------------------- ---------------------------------
 (State or Other Jurisdiction      (Commission File Number)              (IRS Employer
      of Incorporation)                                                Identification No.)


     1166 Avenue of the Americas, New York, NY                               10036
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    (Address of Principal Executive Offices)                               (Zip Code)


Registrant's telephone number, including area code    (212) 345-5000
                                                   --------------------------------------------


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))



                             Section 8--Other Events

Item 8.01.  Other Events.

     In a previous filing, Marsh & McLennan Companies, Inc. ("MMC") reported that it had entered into letter agreements ("Waiver Agreements") with the banks party to its four outstanding credit agreements (the "Credit Agreements"), to waive until December 30, 2004 the effects of matters raised by the complaint filed by the Attorney General of the State of New York on October 14, 2004. The Credit Agreements and Waiver Agreements are attached to this Report as exhibits.


                INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Marsh & McLennan Companies, Inc. and its subsidiaries ("MMC") and their representatives may from time to time make verbal or written statements (including certain statements contained in this report and other MMC filings with the Securities and Exchange Commission and in our reports to stockholders) relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning revenues, expenses, earnings, cash flow, capital structure, pension funding, the adverse consequences arising from market-timing issues at Putnam, including fines and restitution, the complaint filed by the New York State Attorney General's Office stating a claim for, among other things, fraud and violations of New York State antitrust and securities laws, as well as market and industry conditions, premium rates, financial markets, interest rates, foreign exchange rates, contingencies, and matters relating to MMC's operations and income taxes. Such forward-looking statements are based on available current market and industry materials, experts' reports and opinions, and long-term trends, as well as management's expectations concerning future events impacting MMC. Forward-looking statements by their very nature involve risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements contained herein include, in the case of MMC's risk and insurance services business, changes in competitive conditions, the impact of litigation concerning the claims brought by the New York State Attorney General's Office, movements in premium rate levels, the continuation of difficult conditions for the transfer of commercial risk and other changes in the global property and casualty insurance markets, natural catastrophes, mergers between client organizations, and insurance or reinsurance company insolvencies. Factors to be considered in the case of MMC's investment management business include changes in worldwide and national equity and fixed income markets, actual and relative investment performance, the level of sales and redemptions, and the ability to maintain investment management and administrative fees at historic levels; and with respect to all of MMC's activities, the ability to successfully integrate acquired businesses, changes in general worldwide and national economic conditions, the impact of terrorist attacks, changes in the value of investments made in individual companies and investment funds, fluctuations in foreign currencies, actions of competitors or regulators, changes in interest rates or in the ability to access financial markets, developments relating to claims, lawsuits and contingencies, prospective and retrospective changes in the tax or accounting treatment of MMC's operations, and the impact of tax and other legislation and regulation in the jurisdictions in which MMC operates. In addition, there are risks and uncertainties relating to MMC's ability to integrate Kroll's business successfully and realize expected synergies; the continued strength of Kroll's relationships with its employees, suppliers, and customers; and the accuracy of the basis for the forecasts related to Kroll's business.

Forward-looking statements speak only as of the date on which they are made, and MMC undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

MMC is committed to providing timely and materially accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, MMC and its operating companies use their websites to convey meaningful information about their businesses, including the anticipated release of quarterly financial results and the posting of updates of assets under management at Putnam. Monthly updates of total assets under management at Putnam will be posted to the MMC website the first business day following the end of each month. Putnam posts mutual fund and performance data to its website regularly. Assets for most Putnam retail mutual funds are posted approximately two weeks after each month-end. Mutual fund net asset value (NAV) is posted daily. Historical performance and Lipper rankings are also provided. Investors can link to MMC and its operating company websites through www.mmc.com.


                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits

                 10.1. Credit Agreement [5-year], dated as of June 13, 2002, between MMC, JPMorgan Chase Bank as Administrative Agent and the Banks listed therein.

                 10.2. Waiver Letter, dated October 17, 2004, to Credit
                       Agreement [5-year], dated as of June 13, 2002, between MMC, JPMorgan Chase Bank as Administrative Agent and the Banks listed therein.

                 10.3. Credit Agreement [5-year], dated as of June 9, 2004, between MMC, JPMorgan Chase Bank as Administrative Agent and the Banks listed therein.

                 10.4. Waiver Letter, dated October 17, 2004, to Credit
                       Agreement [5-year], dated as of June 9, 2004, between MMC, JPMorgan Chase Bank as Administrative Agent and the Banks listed therein.

                 10.5. Credit Agreement [364 day], dated as of June 9, 2004, between MMC, JPMorgan Chase Bank as Administrative Agent and the Banks listed therein.

                 10.6. Waiver Letter, dated October 17, 2004, to Credit
                       Agreement [364 day], dated as of June 9, 2004, between MMC, JPMorgan Chase Bank as Administrative Agent and the Banks listed therein.

                 10.7. Credit Agreement [364 day], dated as of July 7, 2004, between MMC, Bank of America, N.A., as Administrative Agent, and the Banks listed therein.

                 10.8. Waiver Letter, dated October 17, 2004, to Credit
                       Agreement [364 day], dated as of July 7, 2004, between MMC, Bank of America, N.A., as Administrative Agent, and the Banks listed therein.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARSH & McLENNAN COMPANIES, INC.

                                        By:  /s/ Bart Schwartz
                                             -----------------------------------
                                             Name: Bart Schwartz
                                             Title:  Deputy General Counsel
                                                      & Corporate Secretary


Date:   October 22, 2004